Morgan Stanley Variable Investment Series -Limited Duration Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	 Rabobank Nederland 3.375% due 1/19/2017
Purchase/Trade Date:	  1/11/2012
Offering Price of Shares: $99.913
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $115,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.20
Brokers: Barclays Capital Inc., Credit Suisse Securities (SA) LLC; Goldman, Sachs & Co., Morgan Stanley & Co. LLC
Purchased from: Barclays Capital

Securities Purchased:	 Aristotle Holding Inc., 2.650% due 2/15/2017
Purchase/Trade Date:	  2/6/12
Offering Price of Shares: $99.025
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $10,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.02
Brokers: Citigroup, Credit Suisse, Deutsche Bank Securities, RBS, BofA Merrill Lynch, Credit Agricole CIB, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley, Scotiabank, SMBC Nikko, SunTrust Robinson Humphrey, Wells Fargo Securities
Purchased from: Credit Suisse Securities

Securities Purchased:	 TransCanada PipeLines Limited 0.875% due 3/2/2015
Purchase/Trade Date:	 2/28/2012
Offering Price of Shares: $99.629
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund:  0.020
Percentage of Fund's Total Assets:  0.18
Brokers: Deutsche Bank Securities, HSBC, Citigroup, Mitsubishi UFJ Securities, JP Morgan, BofA Merrill Lynch, Mizuho Securities, UBS Investment Bank
Purchased from: HSBC Securities

Securities Purchased: Commonwealth Bank of Australia 1.950% due 3/16/2015 Purchase/Trade Date: 3/5/2012
Offering Price of Shares: $99.962
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets:  0.44
Brokers: Citigroup Global Markets Inc., Goldman, Sachs & Co., JP Morgan Securities LLC, Morgan Stanley & Co. LLC, Commonwealth Bank of Australia Purchased from: JP Morgan

Securities Purchased: Phillips 66 1.950% due 3/5/2015
Purchase/Trade Date: 3/7/2012
Offering Price of Shares: $99.954
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Fund's Total Assets:  0.13
Brokers: Citigroup, Credit Suisse, JP Morgan, RBS, BofA Merrill Lynch,
DNB Markets, Mitsubishi UFJ Securities, RBC Capital Markets, BNP Paribas, Deutsche Bank Securities, Lloyds Securities, Mizuho Securities, PNC Capital Markets LLC, Scotiabank, SMBC Nikko
Purchased from: JP Morgan

Securities Purchased: The Coca-Cola Company 0.750% due 3/13/3015
Purchase/Trade Date: 3/9/2012
Offering Price of Shares: $99.888
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $430,000
Percentage of Offering Purchased by Fund: 0.043
Percentage of Fund's Total Assets:  0.76
Brokers: BofA Merrill Lynch, Deutsche Bank Securities, HSBC, UBS Investment Bank, Credit Suisse, JP Morgan, Morgan Stanley, Standard Chartered Bank Purchased from: Deutsche Bank Securities

Securities Purchased: Volkswagon International Finance NV 1.625% due 3/22/2015 Purchase/Trade Date: 3/19/2012
Offering Price of Shares: $99.712
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $430,000
Percentage of Offering Purchased by Fund: 0.034
Percentage of Fund's Total Assets: 0.76
Brokers: BofA Merrill Lynch, Citigroup, Goldman, Sachs & Co., Morgan Stanley Purchased from: Merrill Lynch

Securities Purchased: DNB Bank ASA 3.200% due 4/3/2017
Purchase/Trade Date: 3/26/2012
Offering Price of Shares: $99.913
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $205,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.36
Brokers: Barclays, Bank of America Merrill Lynch, Goldman, Sachs & Co., Morgan Stanley & Co. LLC
Purchased from: Goldman Sachs

Securities Purchased: Svenska Handelsbanken AB 2.875% due 4/4/2017 Purchase/Trade Date: 3/28/12
Offering Price of Shares: $99.908
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.44
Brokers: Citigroup Global Markets Inc., Goldman, Sachs & Co., JP Morgan Securities LLC, Morgan Stanley & Co. LLC
Purchased from: JP Morgan

Securities Purchased: Altera Corp. 1.750% due 5/15/2017
Purchase/Trade Date: 5/1/2012
Offering Price of Shares: $99.847
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $60,000
Percentage of Offering Purchased by Fund: 0.012
Percentage of Fund's Total Assets: 0.11
Brokers: BofA Merrill Lynch, JP Morgan, Morgan Stanley, Citigroup, US Bancorp, The Williams Capital Group, LP
Purchased from: Merrill Lynch

Securities Purchased: GlaxoSmithKline Capital Inc. 0.750 due 5/2/2015 Purchase/Trade Date: 5/2/12
Offering Price of Shares: $99.746
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $120,000
Percentage of Offering Purchased by Fund: 0.012
Percentage of Fund's Total Assets: 0.22
Brokers: Barclays, Citigroup, JP Morgan, Morgan Stanley, Credit Suisse, Deutsche Bank Securities, Goldman, Sachs & Co., HSBC, Mizuho Securities, RBS, UBS Investment Bank
Purchased from: Barclays Capital

Securities Purchased: Diageo Capital plc 1.500% due 5/11/2017
Purchase/Trade Date: 5/8/2012
Offering Price of Shares: $99.560
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $275,000
Percentage of Offering Purchased by Fund: 0.028
Percentage of Fund's Total Assets: 0.50
Brokers: Citigroup, Credit Suisse, Deutsche Bank Securities, HSBC, Morgan Stanley, Nomura, RBS
Purchased from: Royal Bank of Scotland

Securities Purchased: Kellogg Company 1.125% due 5/15/2015
Purchase/Trade Date: 5/14/2012
Offering Price of Shares: $99.883
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.021
Percentage of Fund's Total Assets: 0.14
Brokers: Barclays, JP Morgan, Wells Fargo Securities, Citigroup, US Bancorp, Deutsche Bank Securities, Rabo Securities, Mitsubishi UFJ Securities, Goldman, Sachs & Co., Mizuho Securities, SunTrust Robinson Humphrey Purchased from: Barclays Capital

Securities Purchased: Cardinal Health Inc. 1.900% due 6/15/17
Purchase/Trade Date: 5/16/12
Offering Price of Shares: $99.831
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.030
Percentage of Fund's Total Assets: 0.14
Brokers: JP Morgan Securities LLC, Merrill Lynch, Piece, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Credit Agricole Securities (USA) Inc., PNC Capital Markets LLC, The Huntington Investment Company, US Bancorp Investments, Inc.
Purchased from: JP Morgan

Securities Purchased: McDonald's Corp. 0.750% due 5/29/15
Purchase/Trade Date: 5/23/12
Offering Price of Shares: $99.725
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 0.14
Brokers: Goldman, Sachs & Co., JP Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, ANZ Securities, Inc., Barclays Capital Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC, Rabo Securities USA, Inc., RBC Capital Markets, LLC, RBS Securities Inc., SG Americas Securities, LLC, Standard Chartered Bank, SunTrust Robinson Humphrey, Inc., The The Williams Capital Group, L.P., U.S. Bancorp Investments, Inc.
Purchased from: JP Morgan

Securities Purchased: United Technologies Corporation 1.200% due 6/1/2015 Purchase/Trade Date: 5/24/12
Offering Price of Shares: $99.944
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $45,000
Percentage of Offering Purchased by Fund:  0.005
Percentage of Fund's Total Assets: 0.08
Brokers: BofA Merrill Lynch, HSBC, JP Morgan, BNP Paribas, Citigroup, Deutsche Bank Securities, Goldman, Sachs & Co., RBS
Purchased from: JP Morgan

Securities Purchased: Kraft Foods Group Inc. 1.625% due 6/4/2015
Purchase/Trade Date: 5/30/12
Offering Price of Shares: $99.741
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 0.27
Brokers: Barclays, Citigroup, Goldman, Sachs & Col., JP Morgan, RBS, Credit Suisse, Deutsche Bank Securities, HSBC, Wells Fargo Securities, BBVA Securities, BNP Paribas, BofA Merrill Lynch, Credit Agricole CIB, Mitsubishi UFJ Securities, Mizuho Securities, RBC Capital Markets, UBS Investment Bank, US Bancorp, Blaylock Robert Van, LLC, The Williams Capital Group L.P. Purchased from: Barclays Capital

Securities Purchased: BAA Funding Ltd. 2.500% due 6/25/2015
Purchase/Trade Date: 6/18/2012
Offering Price of Shares: $99.928
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Fund's Total Assets: 0.37
Brokers: BBVA, HSBC, Morgan Stanley, RBS
Purchased from: Royal Bank of Scotland

Securities Purchased: Experian Finance plc 2.375% due 6/15/17
Purchase/Trade Date: 6/26/12
Offering Price of Shares: $99.551
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $210,000
Percentage of Offering Purchased by Fund: 0.035
Percentage of Fund's Total Assets: 0.39
Brokers: BofA Merrill Lynch, RBS, Mitsubishi UFJ Securities, Societe Generale, Barclays, BNP Paribas, Credit Agricole CIB, ING, Mizuho Securities, Santander, UBS Securities LLC, Wells Fargo Securities, LLC
Purchased from: Merrill Lynch